FUNDS FOR INSTITUTIONS SERIES

BlackRock Government Institutional Fund

BlackRock Select Government Institutional Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated March 2, 2016 to the Statement of Additional Information

of the Funds, dated January 4, 2016 (as amended February 25, 2016)

The Board of Trustees of Funds For Institutions Series (the “Board”), on behalf of each Fund, recently approved certain changes to the principal investment strategies of the Funds in order to restrict each Fund’s eligible investments as described below. Each Fund would continue to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Funds to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in a Fund’s weekly liquid assets. In connection with such changes, the Board also approved a change in the name of each Fund and the master portfolio corresponding to each Fund. These changes will become effective May 2, 2016. Investors should review carefully the specific changes to the prospectus of the Funds, which are detailed below.

Accordingly, effective May 2, 2016, the Funds’ Statement of Additional Information is amended as follows:

Changes in the Funds’ and Master Portfolio’s Names

BlackRock Government Institutional Fund is renamed “BlackRock Treasury Strategies Institutional Fund”

BlackRock Select Government Institutional Fund is renamed “BlackRock Select Treasury Strategies Institutional Fund”

Master Government Institutional Portfolio is renamed “Master Treasury Strategies Institutional Portfolio”

Changes in the Funds’ Investment Strategies

The second paragraph of the section entitled “Investment Objectives and Policies” is deleted in its entirety and replaced with the following:

BlackRock Premier Government Institutional Fund (“Premier Government Institutional Fund”) (formerly known as “FFI Premier Institutional Fund”) and FFI Government Fund (“Government Fund”) each invests in direct U.S. Government obligations, in securities of U.S. Government agencies and instrumentalities and U.S. Government sponsored enterprises and in repurchase agreements; BlackRock Treasury Strategies Institutional Fund (“Treasury Strategies Institutional Fund”) (formerly known as “BlackRock Government Institutional Fund”) and BlackRock Select Treasury Strategies Institutional Fund (“Select Treasury Strategies Institutional Fund”) (formerly known as “BlackRock Select Government Institutional Fund”) each invests in U.S. Treasury obligations and repurchase agreements with the Federal Reserve Bank of New York secured by U.S. Treasury obligations; and FFI Treasury Fund (“Treasury Fund”) invests in U.S. Treasury obligations. Each Fund is a series of Funds For Institutions Series (the “Trust”).

The second paragraph of the section entitled “Investment Objectives and Policies—Premier Government Institutional Fund, Government Institutional Fund and Select Government Institutional Fund” is deleted in its entirety and replaced with the following:

The following is a description of the U.S. Government securities in which the Fund may principally invest, except as otherwise indicated:

■ Repurchase Agreements—Repurchase agreements are transactions in which the Fund purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Fund. Premier Government Institutional Fund may engage in repurchase agreements secured by U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and cash. Treasury Strategies Institutional Fund and Select Treasury Strategies Institutional Fund may only engage in repurchase agreements with the Federal Reserve Bank of New York secured by U.S. Treasury obligations.

■ U.S. Treasury Obligations—Obligations that are direct obligations of the U.S. Treasury. These also include Treasury Receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) Program.

■ U.S. Government Obligations—Premier Government Institutional Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.

■ Variable and Floating Rate Instruments—Instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating).

■ When-Issued and Delayed Settlement Transactions—The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The first paragraph of the section headed “Investment Objectives and Policies—Premier Government Institutional Fund, Government Institutional Fund and Select Government Institutional Fund—Government Securities,” and the lead-in sentence to that section, are deleted in their entirety and replaced with the following:

The following is a description of some of the investments or investment practices in which each Fund may invest or engage, except as otherwise indicated:

Government Securities: U.S. Treasury bills and notes are supported by the full faith and credit of the United States. Premier Government Institutional Fund may also invest in debt securities issued by U.S. Government sponsored enterprises, agencies and instrumentalities, including, but not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Federal Agricultural Mortgage Corporation, and the Federal Home Loan Bank. Such securities may also include debt securities issued by international organizations designated or supported by multiple governmental entities, such as the International Bank for Reconstruction and Development. Government agency securities are not direct obligations of the U.S. Treasury but involve various forms of U.S. Government sponsorship or guarantees. The U.S. Government is not obligated to provide financial support to any of the above, other than U.S. Treasury bills and notes.

The first two paragraphs of the section headed “Investment Objectives and Policies—Premier Government Institutional Fund, Government Institutional Fund and Select Government Institutional Fund—Repurchase Agreements” are deleted in their entirety and replaced with the following:

Repurchase Agreements: The Funds may enter into repurchase agreements, except that Treasury Strategies Institutional Fund and Select Treasury Strategies Institutional Fund may only enter into repurchase agreements with the Federal Reserve Bank of New York secured by U.S. Treasury obligations. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. As a matter of operating policy, each Fund will not enter into repurchase agreements with more than seven days to maturity if it would result in the investment of more than 5% of the value of the Fund’s total assets, at the time of purchase, in such repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. In accordance with guidance issued by the Staff of the SEC, each Fund may also transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The Board of Trustees has established and periodically reviews procedures applicable to transactions involving such joint accounts.

In any repurchase transaction, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities, except that Treasury Strategies Institutional Fund and Select Treasury Strategies Institutional Fund may only enter into repurchase agreements with the Federal Reserve Bank of New York secured by U.S. Treasury obligations. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

Paragraph (c) in the list of non-fundamental restrictions in the section headed “Investment Objectives and Policies—Premier Government Institutional Fund, Government Institutional Fund and Select Government Institutional Fund—Repurchase Agreements” is amended by adding the following lead-in text just before that paragraph:

As a non-fundamental restriction, Premier Government Institutional Fund may not:

Other Changes

The second paragraph of the section headed “Dividends” is amended by deleting the last sentence of that paragraph in its entirety and replacing it with the following:

For Premier Government Institutional or Government Funds, if an order is received after 5:00 p.m. (Eastern time) it will not become effective, and dividends will not be earned, until the next business day. For Treasury Strategies Government Institutional Fund or Select Treasury Strategies Government Institutional Fund, if an order is received after 2:30 p.m. (Eastern time) it will not become effective, and dividends will not be earned, until the next business day.

Shareholders should retain this Supplement for future reference.

SAI-FFI-0316SUP